November 8, 2022 Third Quarter 2022 Earnings Call NEED NEW IMAGE THAT WE SENT Exhibit 99.2

Forward-Looking Statements This presentation includes information that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth, and future performance. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. " These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) geopolitical, economic, and market conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, currency fluctuations, and challenges in the supply chain; (ii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisition of Cloudmed; (iii) the Company’s ability to retain existing customers or acquire new customers; (iv) the development of markets for the Company’s revenue cycle management offering; (v) variability in the lead time of prospective customers; (vi) competition within the market; (vii) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (viii) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (ix) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; and (x) the ongoing impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, and any other periodic reports that the Company may file with the United States Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements. Non-GAAP Financial Information Some of the financial information and data contained in this presentation, including Adjusted EBITDA (and related measures), have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. This non-GAAP financial measure should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Please refer to the Appendix located at the end of this presentation for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure.

Third Quarter 2022 Results Revenue of $496.0 million was up $116.3 million or 30.6%, compared to the same period last year GAAP net loss of $29.5 million, compared to GAAP net income of $17.0 million in the same period last year, negatively impacted by a $9.5 million increase in allowance for credit losses Adjusted EBITDA1 of $124.0 million was up $34.7 million or 38.9% compared to the same period last year, reflecting contribution from Cloudmed but negatively impacted by a $9.5 million increase in allowance for credit losses Lower incentive fee revenue due to: Longer payer reimbursement turnaround times Volatility in key performance indicator (KPI) metrics at two operating partner customers Lower net operating fees due to weaker volumes and unfavorable M&A in emergency department physician groups $9.5 million increase in allowance for credit losses related to a large emergency department aggregator customer Cloudmed performed well, with revenue of $120.2 million and strong year-over-year growth Note1: Adjusted EBITDA is a non-GAAP measure; please refer to the Appendix for a reconciliation of non-GAAP financial measures. Third Quarter 2022 Results Drivers of Third Quarter Results Relative to Internal Expectations

Updated 2022 Guidance and 2023 Views Lowering 2022 revenue guidance to a range of $1,790 million to $1,800 million and Adjusted EBITDA1 guidance to $420 million to $425 million Q4 guidance anticipates: Modest recovery in incentive fees from Q3 levels Lower net operating fees due to lower than anticipated volumes across acute and physician customers Higher costs in response to longer payer turnaround times and operational execution at two operating partner customers While we currently expect operating performance to improve over the next 2 to 3 quarters, 2023 planning now includes the following assumptions: Effect of inflation on our labor and cost structure expected to be higher than payer rate increases to providers Lower growth at emergency department physician groups due to regulatory changes Potential weakness in collecting patient obligations in a recessionary environment Higher technology investments to support long-term growth and a consolidated platform architecture Anticipate 2023 Adjusted EBITDA1 to be 10-15% below current consensus expectations; expect to provide formal 2023 guidance in January Q4 2022 Guidance 2023 Views Note1: Adjusted EBITDA is a non-GAAP measure; please refer to the Appendix for a reconciliation of non-GAAP financial measures.

Operational Update

Cloudmed Performing Ahead of Expectations; Integration Progressing Well

- Demand remains strong, driven by ongoing labor-driven challenges faced by providers
- Several integration components complete, including establishment of a modular commercial organization, consolidation of product and technology groups, and integration of HR systems
- Continue to advance technology agenda, with an overarching goal of creating a revenue intelligence platform on a single database

Detailed Plan to Reduce Reimbursement Turnaround Times

- Action plan to improve incentive fee performance includes:
- Increasing frequency of follow-up with payers
- Engaging with payers to ensure accounts receivable are handled in a timely manner
- Leveraging Cloudmed to respond to clinical review requests from payers

Onboarding of $8+ Billion of New NPR Continues to Progress

- Welcomed 800 Sutter employees to R1; deployment teams focused on operational and technological readiness to prepare for a smooth transition
- Training for select leaders and change management activities at Scion Health completed on plan
- Deployment activities underway at St. Clair Health; employee transitions expected in late Q4
- Physician customers – Sansum Clinic, Keplr Vision and EPPA progressing on schedule
- Updating midpoint of revenue per $1B NPR from IDN operating partner customers to 4% from 4.5% (see slides 11 and 12)

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Key Drivers of Long-Term Growth Remain Intact Strong Value Proposition and Competitive Differentiation $13B+ in new NPR signed onto end-to-end platform in 2022 Cloudmed’s industry-leading revenue intelligence platform has unparalleled scale, serving 40% of provider NPR across the country End-market Dynamics Remain Favorable Macro headwinds for providers are driving increased interest in our offerings We believe R1 is well-positioned to address ongoing macro challenges as a result of our technology coverage, global scale and investment in automation Compelling Financial Model High recurring revenue Long runway for margin expansion via automation Strong balance sheet to fund future growth Cloudmed Unlocks Additional Growth; Integration on Track Early signs of customer benefits: revenue yield opportunities for end-to-end and acceleration of R1’s modular growth via Cloudmed’s commercial engine 2 3 1 4

Leadership Succession Lee Rivas appointed CEO and will join R1’s Board of Directors effective January 1, 2023 President of R1 since June 2022 Former CEO of Cloudmed 20+ years of leadership experience in technology and healthcare Joe Flanagan to step down from CEO role effective January 1, 2023 Joe to step down after nearly 10 years at R1, including nearly 7 years as CEO Will continue to serve as a member of R1’s Board of Directors Will serve as Executive Advisor to the CEO through June 30, 2023 John Sparby appointed President effective January 1, 2023 Chief Operating Officer of R1 since January 2021 Joined R1 in 2004 25+ years of revenue cycle experience in various leadership roles

Q3’22 Non-GAAP Results – Q/Q and Y/Y Comparison Note1: Adjusted Cost of Services, Adjusted SG&A expense, and Adjusted EBITDA are non-GAAP measures. A reconciliation of non-GAAP to GAAP measures is provided in the Appendix of this presentation. ($ in millions) Q3'22 Q2'22 Q3'21 Key change driver(s) Revenue $496.0 $391.9 $379.7 Q/Q: Contribution from Cloudmed, partly offset by lower incentive fees due to elongated payer turnaround times and operational execution at two recent customers Y/Y: Contribution from Cloudmed and new customers onboarded over the past year, partly offset by lower incentive fees Adjusted Cost of Services1 $326.9 $280.5 $267.5 Y/Y and Q/Q: Cloudmed acquisition, expansion of deployment capacity, and onboarding of new customers, offset in part by automation efficiencies Adjusted SG&A expense1 $45.1 $24.2 $22.9 Y/Y and Q/Q: Cloudmed acquisition and an increase in allowance for credit losses related to a physician customer Adjusted EBITDA1 $124.0 $87.2 $89.3 Y/Y and Q/Q: Contribution from Cloudmed, partially offset by lower incentive fees, and an increase in allowance for credit losses in the quarter

Additional Commentary Cash and cash equivalents of $131.1 million as of 9/30/2022, compared to $163.5 million as of 6/30/2022 Cash flow from operations of $26.0 million Repaid $14.3 million of debt and repurchased ~$12 million worth of shares Balance sheet and liquidity position remain strong Net debt1 of $1.67 billion as of 9/30/2022 Net Leverage Ratio of 2.92x as per Credit Agreement definition Interest expense estimated to be in the 6.0% - 6.5% range at current rates Liquidity position remains strong, with over $650 million of available liquidity as of 9/30/22 Expect 2022 revenue of $1.79 billion to $1.80 billion and Adjusted EBITDA1 of $420 million to $425 million Q3 Cash Flow and Balance Sheet Updated 2022 Financial Outlook Note1: Net debt and Adjusted EBITDA are non-GAAP measures. See Appendix for more information.

Appendix

Contract Economics by Engagement Model

Engagement Type	Commentary	Illustrative Economics ($M)[1]

IDN Operating Partner

- R1 manages end-to-end RCM capabilities
- Requires extensive infrastructure to execute
- Greatest revenue opportunity, high growth potential
- Highest Adjusted EBITDA contribution



Revenue
Adj. EBITDA2
Year 1
Year 4
60-80
90-150
(12)
30-45
EBITDA margin3
~(16%)
~30%

Co-Managed

- R1 and client team manage end-to-end RCM capabilities together
- Less extensive infrastructure on relative basis
- Highest Adjusted EBITDA margin expansion potential



Revenue
Adj. EBITDA2
Year 1
Year 4
5-15
30-50
(2)
15-20
EBITDA margin3
~(20%)
~44%

Modular

- R1 provides a la carte solutions for RCM and patient engagement
- Requires least amount of initial investment
- EBITDA positive Year 1
- Highest Adjusted EBITDA margin opportunity



Revenue
Adj. EBITDA2
Year 1
Year 4
10-20
10-20
3-12
3-12
EBITDA margin3
~50%
~50%

R1

Note[1]: Illustrative Revenue and Adjusted EBITDA Contribution based on sample $3B NPR Integrated Delivery Network (IDN) customer
Note[2]: Pre-SG&A Note[3]: Based on midpoint of range

11

Financial Model for Operating Partner Model
Illustrative Contribution from $3B NPR IDN Customer

Launch

0-12 Months

- Deploy transition resources
- Perform financial assessment
- Invest in infrastructure
- Implement technology

Financial Impact – $M	Mid-Point of Range
Revenue	70
Adj. EBITDA contribution	(12)
Adj. EBITDA contribution %	(17%)

Growth

12-36 Months

- Finalize employee transitions to steady state org structure
- Complete standardization
- Deploy automation

Financial Impact – $M	Mid-Point of Range
Revenue	120
Adj. EBITDA contribution	20
Adj. EBITDA contribution %	17%

Steady State

36+ Months

- Continuous optimization:
  - KPI metric improvement
  - Technology/automation advancement
  - Productivity improvement

Financial Impact – $M	Mid-Point of Range
Revenue	120
Adj. EBITDA contribution	38
Adj. EBITDA contribution %	30%

Note[1]: Adjusted EBITDA is a non-GAAP measure; please refer to the Appendix for a reconciliation of non-GAAP financial measures.

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Use of Non-GAAP Financial Measures 2022 GAAP Operating Income Guidance $(8)-(13) Plus: Depreciation and amortization expense $170-175 Share-based compensation expense $70-75 CoyCo 2 share-based compensation expense $5-7 Strategic initiatives, severance and other costs $180-185 Adjusted EBITDA Guidance $420-425 Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance $ in millions Reconciliation of Total Debt to Net Debt $ in millions In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, CoyCo 2, L.P. (“CoyCo 2”) share-based compensation expense, and certain other items, including business acquisition costs, integration costs, strategic initiatives, and the global business services center expansion project in the Philippines. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure. Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. A reconciliation of GAAP operating income guidance to non-GAAP adjusted EBITDA guidance for 2022 is provided below. Adjusted EBITDA should be considered in addition to, but not as a substitute for, the information presented in accordance with GAAP. September 30, 2022 Senior Revolver $ 80.0 Term A Loans 1,222.5 Term B Loan 500.0 Total debt 1,802.5 Less: Cash and cash equivalents 131.1 Net Debt $ 1,671.4

Reconciliation of Non-GAAP Financial Measures $ in millions Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA Reconciliation of GAAP SG&A Expenses to Non-GAAP SG&A Expenses Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services Note1: Other expenses are comprised of strategic initiatives costs, facility-exit charges, severance and related employee benefits, and certain other costs. Three Months Ended September 30, Three Months Ended June 30, 2022 2021 2022 Net income (loss) $ (29.5) $17.0 $ (20.4) Net interest expense 23.7 6.5 6.9 Income tax provision (benefit) 7.8 7.6 (24.5) Depreciation and amortization expense 64.2 21.3 24.7 Share-based compensation expense 24.7 25.5 11.6 CoyCo 2 share-based compensation expense 3.0 - - Other expenses1 30.1 11.4 88.9 Adjusted EBITDA (non-GAAP) $ 124.0 $89.3 $87.2 Three Months Ended September 30, Three Months Ended June 30, 2022 2021 2022 Cost of services $403.1 $304.0 $310.1 Less: Share-based compensation expense 11.3 15.8 5.1 CoyCo 2 share-based compensation expense 1.0 - - Depreciation and amortization expense 63.9 20.7 24.5 Non-GAAP cost of services $ 326.9 $267.5 $280.5 Three Months Ended September 30, Three Months Ended June 30, 2022 2021 2022 Selling, general and administrative $60.8 $33.2 $30.9 Less: Share-based compensation expense 13.4 9.7 6.5 CoyCo 2 share-based compensation expense 2.0 - - Depreciation and amortization expense 0.3 0.6 0.2 Non-GAAP selling, general and administrative $45.1 $22.9 $24.2